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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________


                                    FORM 8-K

                                 Current Report

                            Dated September 23, 2004

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000




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Item 5.02          Departure of Directors or Principal Officers; Election of
                   Directors; Appointment of Principal Officers

     On September 23, 2004, the Board of Directors of Zale Corporation (the "Company") elected Sue E. Gove to serve as a director of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




               ZALE  CORPORATION
-----------------------------------------------------
                Registrant


Date:    September 28, 2004          By: /s/ Mark R. Lenz
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                                     Mark R. Lenz
                                     Group Senior Vice President,
                                     Chief Financial Officer
                                     (principle financial officer
                                     of the registrant)



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